Exhibit 99.1

Prudential Financial, Inc.

Acquisition of CIGNA Retirement Business

Presentation to Investors

November 2003

Forward Looking Statements

Certain of the statements included in the following presentation constitute forward-looking statements within the meaning of the U. S. Private Securities Litigation Reform Act of 1995. Words
such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,” “estimates,”
“projects,” “intends,” or variations of such words are generally part of forward-looking statements.
Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc.
and its subsidiaries will be those anticipated by management.  These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including without limitation: general economic, market and political conditions, including the performance of financial markets, interest rate fluctuations and the economic environment; various domestic or international military or terrorist activities or conflicts; volatility in the securities markets; reestimates of our reserves for future policy benefits and claims; changes in our assumptions related to deferred policy acquisition costs; our exposure to contingent liabilities; catastrophe losses; investment losses and defaults; changes in our claims-paying or credit ratings; competition in our product lines and for personnel; fluctuations in foreign currency exchange rates and foreign securities markets; risks to our international operations;
the impact of changing regulation or accounting practices; the risk that the retirement businesses of
CIGNA and Prudential Financial, Inc. will not be integrated successfully or that the integration may be more time consuming or costly than we expect; the risks that expected cost savings from the transaction may not emerge as anticipated, that customer loss may be more adverse than we expect and that revenues following the transaction may be lower than we anticipate;  Prudential Financial,
Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay
such dividends; adverse litigation results; and changes in tax law.   Prudential Financial, Inc. does not
intend, and is under no obligation, to update any particular forward-looking statement included in this
presentation.   The information referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2002, should be considered by readers when reviewing forward-looking statements contained in this presentation.

Non – GAAP Measure

In managing our businesses, we use a non-GAAP measure we call “adjusted operating income” to measure the performance of our Financial Services Businesses.  Our goals for return on equity (ROE), after-tax earnings and earnings per share (EPS) contributions are based on after-tax adjusted operating income and attributed equity of our Financial
Services Businesses.  Adjusted operating income, which is not measured in accordance with generally accepted accounting principles (GAAP), excludes net realized investment gains (losses).  A significant element of realized losses is impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles and can vary considerably across periods.  The timing of other sales that would result in gains or losses is largely subject to our discretion and influenced by market opportunities.  The fluctuating effects of these transactions could distort trends in the underlying profitability of our businesses.  Adjusted operating income also excludes the results of divested businesses, which are not relevant to our ongoing operations, and certain other items, described in our Annual Report on Form 10-K.  Because we do not
predict future realized investment gains (losses), we cannot provide measures of our goals based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income.

For additional information about adjusted operating income, the comparable GAAP measure and a reconciliation between the two, please refer to our Annual Report on Form
10-K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 on the Investor Relations Web site at http://www.investor.prudential.com.

Additional historical information relating to the Company’s financial performance is also located on the Investor Relations Web site.

Prudential to acquire
CIGNA Retirement for $2.1 billion

Expected to close first half, 2004

Major step toward goal of 12% ROE by 2005 (1)

CIGNA Retirement: $50 billion in defined contribution / defined benefit assets (2)

CIGNA Retirement will be a subsidiary of Prudential Insurance

(1)

Based on after-tax adjusted operating income

(2)

As of September 30, 2003; includes guaranteed investment contracts and investment advisory accounts

Creates a leading retirement market provider

Acquisition funded with general account assets

Transaction features

No new borrowings or equity issued

Business capitalized with $840 million statutory surplus at closing (1)

Prudential Insurance pro-forma RBC consistent with ratings goal

Modest integration risk

Exposure to pre-close liabilities for industry practices issues limited under risk-sharing agreement  ($200 million cap for 4 years)

Indemnification for breaches of representations and warranties
(75% purchase price cap)

(1)

Includes statutory asset valuation reserve.

Financial benefits

Expected 12% - 13% return on equity(1) (2)

Effective capital redeployment enhances overall returns

Targeted $110 million of expense saves (20% of combined
expense base) contribute to expected returns (2) (3)

Dividend capacity of Prudential Insurance enhanced by
$200 million expected annual cash flow (2)

Estimated 2004 EPS contribution of 10 to 15 cents per
common share, after integration costs (4)

Expected to add $150 million of after-tax earnings in 2005(4)

(1)

Based on after-tax adjusted operating income and estimated required equity

(2)

After two year integration period

(3)

Expense save target on pre-tax basis

(4)

Based on after-tax adjusted operating income; assumes closing date of March 31, 2004

Strategic benefits

Doubles our defined contribution record keeping business, increasing participants from one million to two million

Adds established benefit consultant channel

Adds strong 401(k) and Taft-Hartley presence to our strengths in
403(b) and 457 market segments

Adds total retirement outsourcing capabilities

Creates a leading retirement market provider

Strong fit with our existing skill sets

Stable value and guaranteed product manufacturing

Broad asset management capabilities

Actuarial risk management capabilities

Retirement market : Increasingly
important in asset gathering

Market is estimated at $16 trillion, or one-third of
$48 trillion of US individual total wealth

Retirement assets represent the single largest
component of asset flows in the US marketplace

Retirement market projected to grow to $39 trillion
by 2012 (9% CAGR)

Attractive return on investment

Annual

$ 200

$ 149

9 Months

   12% - 13%

Expected return on

       required equity (3)

--

--

--

Purchase Accounting

--

--

--

Integration costs

$ 75

--

--

Cost savings

$ 200

$ 149

Historical basis

After–tax income: (2)

$ 48

$ 50

Account values (1)

After
Integration
period

2002

2003

(1)

At end of period; in billions

(2)

Adjusted operating income basis; excludes realized investment gains and losses

(3)

Based on after-tax adjusted operating income and estimated required equity

CIGNA Retirement

Capital deployment (1)

(1)

$ billions; based on September 30, 2003 data for Financial Services Businesses, excluding FAS 115; “pro-forma”
includes estimated required equity for the combined retirement business

Attributed equity: $18.4 billion

Corporate & Other

Investment

International

Insurance

$ 5.5

$ 3.4

$ 3.4

$ 6.1

$ 3.4

$ 5.5

$ 3.4

$ 6.1

Reported

Pro forma

Attributed equity: $18.4 billion

Scale in businesses we know

September 30, 2003 ($ billions)

$ 117

$ 67

$ 50

Total

61

40

21

Defined Benefit /
          Guaranteed Products (2)

$ 56

$ 27

$ 29

Defined Contribution

Account values:

# 8

# 20

# 16

Ranking (1)

2.2 million

1.1 million

1.1 million

Defined contribution participants

Combined

Prudential

CIGNA

(1)

Based on PlanSponsor Magazine June 2003 survey of defined contribution record keeping assets

(2)

Includes guaranteed investment contracts and investment advisory accounts

$18 billion stable value balances are major
source of earnings

Low risk profile: about 90% of balances experience-
rated with client sharing investment risk

Rate resets semi-annually on most products

Future crediting rates typically reflect prior experience

Low interest-rate floors

CIGNA stable value characteristics

Assets under management

CIGNA Retirement

Prudential Financial

Combined

As of September 30, 2003

Public Fixed Income

Private Fixed Income

Equity

Mortgages

International

Non proprietary insurance, annuity & other

Real Estate

$ 52 billion AUM

$ 473 billion AUM

$ 421 billion AUM

High quality general account

CIGNA Retirement
General Account

$ 23 billion

As of September 30, 2003

CIGNA Public and Private Fixed
Income Portfolio

$ 16 billion

Public Fixed
Income

46%

Private Fixed
Income

24%

Commercial
Mortgages

26%

Real
Estate /
Other

4%

Investment grade

96%

Below investment
grade

4%

Summary

Major step toward goal of 12% ROE by 2005 (1)

Accretive to EPS in 2004; adds $150 million after-
tax earnings in 2005 (1) (2)

Creates a leading retirement market provider

Enhances statutory earnings and cash flow

No impact on share repurchase program “base
case”

(1)

Based on after-tax adjusted operating income

(2)

Assumes closing date of March 31, 2004